                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20349
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 20, 1998
                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

NEW JERSEY                                 0-19128                 22-3061189
----------                                 -------                 -----------
(State or other jurisdiction        (Commission File Number)       (I.R.S. Employer
 of incoporation                                                    Identification No.)

2701 E. CAMELBACK ROAD
SUITE 484
PHOENIX, ARIZONA                                                   85016
----------------                                                   -----

(Address of principal)                                             (Zip Code)
executive offices)

       Registrant's telephone number, including area code: (602) 667-0670

ITEM 5. OTHER EVENTS.

     On July 20, 1998, Capital Gaming International, Inc., a New Jersey corporation (the 'Company'), and Capital Gaming Management, Inc., a New Jersey corporation (collectively referred to as 'Capital Parties'), and the Muckleshoot Indian Tribe, a federally recognized tribe located in the State of Washington (referred to as the 'Tribe'), the Muckleshoot Gaming Commission and Leo J. LaClair (collectively referred to as the 'Muckleshoot Parties') achieved an amicable resolution to the previously reported legal proceedings between the Capital Parties and the Muckleshoot Parties as follows:

          The parties entered into a Joint Stipulation and requested the United States District Court, Western District of Washington at Seattle (the 'U.S. District Court') to enter an order of settlement and dismiss with prejudice the following pending litigation: Capital Gaming Management, Inc. and Capital Gaming International, Inc. v. Muckleshoot Indian Tribe, Muckleshoot Gaming Commission and Leo J. LaClair, Case No. C98-01560 (the 'Litigation').

          Pursuant to the Joint Stipulation, the Capital Parties will receive a total of Three Million Three Hundred Thousand ($3,300,000) Dollars, with One Million ($1,000,000) Dollars (the 'Initial Payment') being paid within three days after the U.S. District Court enters the order of settlement and Two Million Three Hundred Thousand ($2,300,000) Dollars being paid in equal monthly installments over the term of two years pursuant to the terms of the Joint Stipulation. Such payments will constitute mutual fulfillment of the Exclusive Operating Agreement between the Tribe and the Capital Parties of April 24, 1995.

          The U.S. District Court has entered the order of settlement and the Capital Parties received the Initial Payment on July 29, 1998.

          For previously disclosed information regarding the Litigation, reference is made to the following reports of the Company filed under
     Section 13 of the Securities Exchange Act of 1934, all of which are on file at the Securities and Exchange Commission: Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 1997 and March 31, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 1998                           CAPITAL GAMING INTERNATIONAL, INC.



                                        By: William S Papazian
                                            -------------------
                                        Name: William S. Papazian
                                        Title: Senior Vice President and
                                               General Counsel